                                       THE BRAZILIAN
                                       EQUITY FUND, INC.

                                       --------------------------------------

                                       SEMI-ANNUAL REPORT
                                       SEPTEMBER 30, 1996

 CONTENTS

Letter to Shareholders...................................................................... 1

Portfolio Summary........................................................................... 7

Schedule of Investments..................................................................... 8

Statement of Assets and Liabilities.........................................................10

Statement of Operations.....................................................................11

Statement of Changes in Net Assets..........................................................12

Financial Highlights........................................................................13

Notes to Financial Statements...............................................................14

Results of Annual Meeting of Shareholders...................................................17

Description of Dividend Reinvestment and Cash Purchase Plan.................................18

PICTURED ON THE COVER IS A SCENIC NIGHT VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               November 13, 1996

DEAR SHAREHOLDERS:

We are pleased to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 1996.

PERFORMANCE

The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At September 30, 1996, the Fund's NAV was $15.21 per share, as compared to $14.18 on March 31, 1996. From inception through September 30, 1996, $6.18 per share was paid out in dividends and distributions, representing a total return based on NAV of 69.0% for the life of the Fund assuming participation in the rights offering, while the total return of the Morgan Stanley Capital International Brazil Market Index (the "Index") was 73.4%.

In the six months ending September 30, 1996, the Fund's total return, based on NAV and assuming participation in the rights offering, was 17.6%. During the same period, the Index rose by 16.6%.

PORTFOLIO DEVELOPMENTS

At September 30, 1996, the Fund's investments included $90.8 million in Brazilian equity securities and $9.0 million in Brazilian debt instruments.

In August, the Fund completed a rights offering to existing shareholders. The amount of shares offered pursuant to the rights offering was increased by 25% in order to satisfy oversubscription requests. Approximately 1.9 million shares were issued at a price of $11.09 per share to generate net proceeds of $20.6 million. We note that the offering represents one of the most successful recent rights offerings for a closed-end fund.

POLITICAL/ECONOMIC COMMENTARY

THE REFORM PROCESS

The administration of President Fernando Henrique Cardoso remains committed to a series of economic and political reforms whose enactment should greatly improve the climate for Brazilian equities. Despite some bumps along the way, the reform process appears to be on track.

The different reforms are directed at a variety of specific areas but have a common ultimate goal: the substantial reduction of Brazil's fiscal (I.E., budget) deficit as a percentage of its gross domestic product (GDP). After achieving a surplus in 1993 and 1994, the annual fiscal balance turned to a deficit of 4.6% of GDP in 1995. We estimate that the deficit will improve to 3.7% of GDP in 1996, and the government's stated goal for 1997 is 2.5%.

Collectively, the reforms are referred to as structural or constitutional reforms (because they require amendment of the Brazilian constitution). The most prominent are ADMINISTRATIVE REFORM, which focuses on the reduction of the

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

bloated local, state and federal government payrolls; SOCIAL SECURITY REFORM, whose goal is the restoration to financial health of Brazil's Social Security program; and TAX REFORM, the badly needed simplification of Brazil's complex and confusing tax system.

Deficit-reduction is considered essential to preserve the nation's extraordinary economic gains of the last few years and pave the way for a brighter future. Much is riding on its achievement, moreover: it would generate numerous benefits for the economy as well as determine the ultimate success of Brazil's REAL Plan for economic stabilization.

RE-ELECTION: THE KEY TO THE INVESTMENT ENVIRONMENT

The Brazilian constitution limits the tenure in office for members of the executive branch at any level (I.E., president, state governors and mayors) to one four-year term. Cardoso, who seeks a second term following the end of his current term in 1998, is trying to overturn this restriction via the passage of a constitutional amendment permitting re-election. The success or failure of the amendment will have a direct impact on reform and, therefore, stock prices.

Given that Cardoso's accomplishments (E.G., reigning in runaway hyperinflation and, more generally, achieving a level of economic stability unattained by his predecessors) are the main stimulus for the influx of global investment capital to Brazil since 1994, investors would take his re-election as a clear signal that the positive environment for Brazilian securities would remain in place. Should the amendment fail, however, a great sense of uncertainty would likely pervade the markets which could induce investors to avoid new activity, reduce existing positions or depart entirely.

Local polls indicate that the business community strongly supports re-election. Analysts, furthermore, report that the consensus view among equity investors is that a second Cardoso term is fundamental to the completion of reform, since it is unlikely that the process can be concluded within one term. We agree.

PORTFOLIO STRATEGY

We have recently begun to consider the repositioning of the portfolio in anticipation of improved conditions for certain industry sectors. Specifically, it seems appropriate to shift assets away from most makers of consumer goods and redirect them into cyclical, more economically sensitive companies (E.G., steel, chemicals).

This view is based on two factors:

1) Many consumer-oriented stocks have greatly appreciated already thus far in the year, indicating the prudence of profit-taking. We also feel that current economic conditions offer such companies relatively little flexibility to raise prices.

2) Cyclicals should be major beneficiaries both of the current upturn in auto sales and their own cost-reduction programs. Stocks in this sector, moreover, are trading at appealing valuation levels.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Our movement away from consumer stocks, incidentally, does not reflect any weakening in our belief that the shift to a more consumer-oriented economy is a secular growth theme. We retain the belief, but simply find more attractive opportunities elsewhere at present.

We remain enthusiastic about former state-controlled monopolies, particularly electric utilities and telecommunications. These companies continue to enjoy favorable prospects due to an ongoing governmental commitment to privatization, reasonable tariff (i.e., rate) increases, infrastructure development and an emerging focus on boosting competitiveness in a deregulating environment.

To illustrate our stock selection process, we'd like to highlight three of the Fund's largest holdings.

COMPANHIA ENERGETICA DE MINAS GERAIS

Companhia Energetica de Minas Gerais ("Cemig") is the utility company that provides 96% of the electricity required in the Brazilian state of Minas Gerais (pronounced MEEnahs zheRAZE). It derives virtually all of its energy from hydroelectric sources.

Numerous factors enhance Cemig's investment appeal:

- Location in Minas Gerais helps to create a favorable business climate due to the state's stable, well-managed and financially healthy government; the strong presence of vital industrial and agricultural sectors; and an abundance of natural resources. (Water is so abundant, in fact, that the state has almost unparalleled hydrological potential.)

- It offers an unusually favorable combination of below-average operating expenses, above-average productivity, high-quality management and low debt. Not only does this help to protect the company against inflation and interest-rate risks, but it also positions the company to compete in an increasingly deregulated business.

- Its sales mix is moving away from industrial customers (55.5% of sales in the first half of 1996) and toward the much higher-margin residential and commercial categories.

- Within its industrial customer base, cyclical sectors (I.E., steel, alloys, nonferrous metals, chemicals and cement) are prevalent. This fits nicely with our expectation of an upcoming surge in cyclicals' profitability.

- Brazil's electricity sector is being restructured so as to become more profitable and interregional in nature. In this context, Cemig's surplus generation capacity and vast hydroelectric resources should develop into increasingly valuable assets.

Our confidence in Cemig's appreciation potential is reflected in our more-than-doubling of the Fund's total share holdings in each of the last two six-month periods. In the first such period, we did so even though the stock was already the Fund's largest position (which it continues to be). Cemig has rewarded our conviction with very strong performance thus far in 1996.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

GLOBEX UTILIDADES

A retailer that we especially like is Globex Utilidades ("Globex"). Globex is Brazil's largest seller of home appliances and electronics. We have added it to the portfolio only since its initial public offering in May, yet we consider its potential so strong that we have made it the Fund's fourth-largest position.

Here is a brief summary of why we like Globex and are inclined to maintain it in the portfolio on a long-term basis:

- IMPROVED CONSUMER ENVIRONMENT. The dramatic reduction both of interest rates and hyperinflation achieved by the REAL Plan has raised standards of living and helped to unleash substantial pent-up consumer demand. Another notable positive in this regard is the relaxation of restrictions on personal borrowing.

- COMPETITIVENESS. As measured by several standards of efficiency, productivity and profitability, Globex compares very favorably with most of its competitors.

- SOUND BUSINESS PLAN. Unlike many retailers, Globex does not plan to grow via the aggressive opening of new stores. Instead, it is carefully managing its growth by focusing on the modernization of its existing stores so as to maximize their efficiency and sales potential. This should help to reduce earnings volatility and raise profits.

- WELL-MANAGED CREDIT BUSINESS. Because they sell relatively big-ticket items to non-affluent customers, Globex and its competitors try to stimulate sales by offering attractive borrowing terms. Since such credit financing can be more profitable than product sales, furthermore, retailers try to maximize their use of it. Globex takes a conservative approach to its credit business, yet earns one of the industry's highest credit margins. It is also committed to raising the credit proportion of its sales, which currently is about 75%.

- RAPIDLY GROWING PRODUCT SALES. Unit sales of Globex's major products are currently growing at rates exceeding 40%, placing them among the most dynamic sectors of the Brazilian economy. Rising demand and low penetration among the population suggest that this trend should persist well into the future.

DIXIE TOGA S.A.

Every so often, we encounter companies whose profile does not easily fit within our investment themes, yet offer appreciation potential that we consider compellingly attractive regardless. One such company held by the Fund is Dixie Toga S.A. ("DT"). Latin America's premier packaging company (both in terms of size and sophistication), DT also is the only pure equity play on the region's flexible and rigid packaging sectors.

DT is the product of the recent mergers of three prominent Brazilian packaging companies whose roots stretch back several decades. Its main business lines are flexible, semi-rigid and rigid packaging for the food, beverage, hygiene and cleaning materials industries; disposable polystyrene products and hygiene; and cleaning products for institutional customers.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

A variety of factors makes DT stock a highly appealing growth vehicle:

- STRONG INDUSTRY PROSPECTS. Analysts project sales of flexible packaging in Latin America to grow at double-digit rates over the next few years. Particularly in Brazil, the industry should benefit from lower inflation, rising disposable income and increasing direct investment by foreign multinationals.

- GROWTH VIA ACQUISITION. Although DT already is Latin America's biggest packaging manufacturer, it intends to widen its product lines via acquisitions. With the industry fairly fragmented and many companies still hurting from harsh economic conditions, DT's potential acquisition universe is large.

- GEOGRAPHIC REACH. Most of DT's sales occur in Brazil, but the company is in the process of expanding into other countries. It took a big step in this direction with the late-1995 acquisition of American Plast. In addition to being the dominant maker of rigid packaging in Argentina, American Plast has commanding market shares in Paraguay and Uruguay.

- STANDOUT AMONG BRAZILIAN COMPANIES. DT is unique among Brazilian companies in its aggregation of several attractive characteristics. These include its historical commitment to maximizing shareholder value; utilization of state-of-the-art technology; financial soundness; status as lowest-cost supplier; and high level of competitiveness according to international standards.

- PROXY FOR MULTINATIONALS' PENETRATION OF LATIN AMERICA. Since DT is the exclusive Brazilian supplier of various products to McDonald's, Kentucky Fried Chicken and Arby's and a major supplier to companies like Unilever, Procter & Gamble and Nestle, its stock is an excellent way to capitalize on the growing Latin American direct investment programs of some of the world's largest companies.

We have owned DT for some time now and feel very comfortable in retaining it as one of the portfolio's core, long-term holdings.

OUTLOOK

Our outlook for Brazilian equities is optimistic. Macroeconomic positives include a trend toward lower interest rates, an end to hyperinflation, rising disposable income, easing of personal credit and the highest foreign exchange reserves (about $60 billion) in Latin America.

We believe that, given the numerous obstacles to be overcome, President Cardoso is doing an excellent job. The passage of his re-election amendment would go far in maintaining the feeling of stability he has instilled among Brazilians and investors worldwide.

1997 should be an exciting time for Brazil. We expect the economy to continue to improve. Much privatization both on the federal and state levels should take place, meaning that equity investors will have a selection of fresh opportunities. Most important, we are optimistic about the prospects for structural reform, whose enactment would be a milestone in Brazil's history. In short, we believe that the future bodes very well for long-term investment in Brazilian equities, and hope to enable the Fund to reap the resulting benefits.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Program (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and Cash Purchase Plan are described on pages 18-19 of this report.

In closing, we would like to take this opportunity to express our appreciation to shareholders for exhibiting their confidence in the Fund by their strong response to the rights offering. As always, please feel free to forward your questions and comments to us.

Respectfully,

[SIG]
Richard Watt
Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since August 15, 1995. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, Senior Vice President and Chief Investment Officer of the Fund and is also a Director, Senior Vice President and Investment Officer of The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc. He is also the Senior Vice President and Investment Officer of The Chile Fund, Inc. and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

                                          09/30/96 3/31/96
                                          -------  -------
Banking                                     4.99%    4.76%
Capital Goods                               1.68%    3.93%
Chemicals                                   1.70%    2.08%
Consumer Goods                              7.49%   12.79%
Electric Distribution                      20.85%   16.82%
Electric Generation                         0.65%    8.24%
Food & Beverages                            7.15%    8.34%
Holding Companies                           8.03%    8.88%
Retail                                      6.74%    4.42%
Steel                                       2.30%    2.46%
Telecommunications                         19.68%   15.04%
Textiles                                    5.06%    6.68%
Floating Rate Investment                    9.01%    0.00%
Other                                       4.64%    4.43%
Cash and Other Assets                       0.03%    1.13%
                                          -------  -------
                                          100.00%  100.00%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                   Percent of Net
           Holding                                                               Sector                Assets
-----------------------------------------------------------------------------------------------------------------
       1.  Companhia Energetica de Minas Gerais                          Electric Distribution           13.0
-----------------------------------------------------------------------------------------------------------------
       2.  Federal Republic of Brazil Interest Due Bond, Series A,
           6.6875%, 01/01/01                                            Floating Rate Investment          9.0
-----------------------------------------------------------------------------------------------------------------
       3.  Telecomunicacoes Brasileiras S.A.                               Telecommunications             6.4
-----------------------------------------------------------------------------------------------------------------
       4.  Globex Utilidades                                                     Retail                   5.9
-----------------------------------------------------------------------------------------------------------------
       5.  Telecomunicacoes do Rio de Janeiro S.A.                         Telecommunications             5.4
-----------------------------------------------------------------------------------------------------------------
       6.  Investimentos Itau S.A.                                         Holding Companies              5.3
-----------------------------------------------------------------------------------------------------------------
       7.  Banco Bradesco S.A.                                                  Banking                   5.0
-----------------------------------------------------------------------------------------------------------------
       8.  Dixie Toga S.A.                                                   Consumer Goods               4.4
-----------------------------------------------------------------------------------------------------------------
       9.  Telecomunicacoes de Minas Gerais S.A.                           Telecommunications             4.3
-----------------------------------------------------------------------------------------------------------------
      10.  Companhia Paulista de Forca e Luz                             Electric Distribution            4.3
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.96%
 AUTO PARTS-0.41%
Metal Leve S.A. Industria
 e Comercio PN...........     43,900,000  $   404,153
                                          -----------
 BANKING-4.99%
Banco Bradesco S.A. PN...    584,429,121    4,979,710
                                          -----------
 BUSINESS SERVICES-1.53%
Multibras da Amazonia
 S.A. PN.................        987,000    1,527,310
                                          -----------
 CAPITAL GOODS-1.68%
Trafo Equipamentos
 Electricos S.A. PN+.....        986,205    1,680,620
                                          -----------
 CHEMICALS-1.70%
S.A. White Martins ON....  1,197,900,000    1,701,146
                                          -----------
 CONSUMER GOODS-7.49%
Dixie Toga S.A. PN.......      4,903,539    4,418,252
Refrigeracao Parana S.A.
 ADR.....................        111,000    1,387,500
Refrigeracao Parana S.A.
 PN......................    664,093,000    1,632,509
Tec Toy Industria e
 Comercio PN+............    161,550,000       41,139
                                          -----------
                                            7,479,400
                                          -----------
 ELECTRIC DISTRIBUTION-20.85%
Centrais Eletricas de
 Santa Catarin S.A.
 GDR++...................          9,000      723,960
Centrais Eletricas de
 Santa Catarin S.A.
 PN+.....................      2,695,500    2,323,138
Centrais Eletricas de
 Santa Catarin S.A., PN
 Receipts+...............        620,071      497,976
Companhia Energetica de
 Minas Gerais PN.........    433,561,595   12,951,010
Companhia Paulista de
 Forca e Luz ON+.........     47,564,041    4,322,945
                                          -----------
                                           20,819,029
                                          -----------
 ELECTRIC GENERATION-0.65%
Companhia Energetica de
 Sao Paulo ADR...........         72,000      648,000
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FOOD & BEVERAGES-7.15%
Brazil Fast Food
 Corp.+*(a)..............        500,000  $ 1,856,250
Companhia Cervejaria
 Brahma ON...............         57,495       35,588
Companhia Cervejaria
 Brahma PN...............      2,013,951    1,252,514
Santista Alimentos S.A.
 ON+.....................      2,020,000    3,996,278
                                          -----------
                                            7,140,630
                                          -----------
 HOLDING COMPANIES-8.03%
Brasmotor S.A. PN........      7,355,000    2,686,893
Investimentos Itau S.A.
 PN......................      6,809,000    5,334,900
                                          -----------
                                            8,021,793
                                          -----------
 MANUFACTURING-0.98%
Elevadores Atlas S.A.+...         91,000      980,363
                                          -----------
 PAPER & PULP-0.41%
Industrias de Papel Simao
 PN......................     20,861,609      410,878
                                          -----------
 RETAIL-6.74%
Globex Utilidades PN.....        315,000    5,861,613
Lojas Americanas S.A.
 PN......................     51,097,078      865,755
                                          -----------
                                            6,727,368
                                          -----------
 STEEL-2.30%
Bardella Industrias S.A.
 PN......................         14,084    1,240,738
Companhia de Acos
 Especiais Itabira PN....    478,000,000    1,053,327
                                          -----------
                                            2,294,065
                                          -----------
 TELECOMMUNICATIONS-19.68%
Telecomunicacoes
 Brasileiras S.A. ON.....     97,800,000    6,360,041
Telecomunicacoes de Minas
 Gerais S.A. ON..........      1,902,220      181,550
Telecomunicacoes de Minas
 Gerais S.A. PNB.........     35,069,689    4,155,950
Telecomunicacoes do
 Parana S.A. ON+.........      3,220,000    1,280,368
Telecomunicacoes do
 Parana S.A. PN..........      4,671,709    2,264,822

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Telecomunicacoes do Rio
 de Janeiro S.A. ON+.....      4,680,000  $   513,354
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....     43,397,200    4,892,040
                                          -----------
                                           19,648,125
                                          -----------
 TEXTILES-5.06%
Artex S.A. Fabrica de
 Artefatos Texteis PN....    115,254,000       80,143
Companhia Tecidos Norte
 de Minas S.A. PN........      5,453,100    1,976,051
Wembly Roupas S.A. PN....    172,000,000    1,364,478
Wentex Textil S.A. PN+...        470,000    1,634,102
                                          -----------
                                            5,054,774
                                          -----------
 TRANSPORTATION-1.31%
Marcopolo S.A. PN........      6,528,700    1,310,791
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $72,474,323).....................   90,828,155
                                          -----------

                                Par          Value
Description                    (000)       (Note A)
-----------------------------------------------------
 FLOATING RATE INVESTMENT-9.01%
Federal Republic of
 Brazil Interest Due
 Bond, Series A, 6.6875%,
 01/01/01 (Cost
 $8,955,256).............   USD    9,328  $ 8,995,208
                                          -----------

TOTAL INVESTMENTS-99.97%
 (Cost $81,429,579) (Notes A,D).........   99,823,363
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.03%......................       32,366
                                          -----------
NET ASSETS-100.00%......................  $99,855,729
                                          -----------
                                          -----------
---------------------------------------------------------
+          Security is non-income producing.
*          Not readily marketable security.
++         SEC  Rule 144A  security. Such  securities are traded
           only among "qualified institutional buyers".
(a)        With  an   additional  250,000   warrants   attached,
           expiring 08/27/01, with no market value.
ADR        American Depositary Receipts.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $81,429,579)
 (Note A)...............................     $ 99,823,363
Cash (Note A)...........................        1,944,735
Receivables:
  Interest..............................          159,409
  Dividends.............................           27,633
Prepaid expenses and other assets.......           19,265
                                             ------------
Total Assets............................      101,974,405
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................        1,371,960
  Advisory fee (Note B).................          221,353
  Administration fees (Note B)..........           15,946
  Offering costs (Note C)...............          327,005
  Other accrued expenses................          182,412
                                             ------------
Total Liabilities.......................        2,118,676
                                             ------------
NET ASSETS (applicable to 6,564,840
 shares of common stock outstanding)
 (Note C)...............................     $ 99,855,729
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($99,855,729
  DIVIDED BY 6,564,840).................           $15.21
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,564,840 shares issued and outstanding
 (100,000,000 shares authorized)........     $      6,565
Paid-in capital.........................       84,174,088
Undistributed net investment income.....          802,104
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................       (3,520,740)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       18,393,712
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 99,855,729
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
(UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,378,866
  Interest..............................         163,450
  Less: Foreign taxes withheld..........        (185,199)
                                             -----------
  Total Investment Income...............       1,357,117
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         530,446
  Custodian fees (Note B)...............          90,520
  Administration fees (Note B)..........          41,123
  Accounting fees.......................          32,427
  Audit and legal fees..................          32,090
  Printing..............................          22,875
  Directors' fees.......................          18,300
  Transfer agent fees...................          14,640
  Insurance.............................          14,195
  NYSE listing fees.....................           8,107
  Amortization of organizational costs
   (Note A).............................           5,014
  Other.................................          14,707
                                             -----------
  Total Expenses........................         824,444
  Less: Fee waivers (Note B)............        (134,102)
                                             -----------
  Net Expenses..........................         690,342
                                             -----------
  Net Investment Income.................         666,775
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................        (517,429)
  Foreign currency related
   transactions.........................        (160,028)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      13,930,237
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      13,252,780
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $13,919,555
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               For the
                                           Six Months Ended         For the
                                          September 30, 1996   Fiscal Year Ended
                                             (unaudited)         March 31, 1996
                                          ---------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $   666,775          $    268,217
  Net realized loss on investments and
   foreign currency related
   transactions.........................        (677,457)           (2,913,782)
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................      13,930,237            18,231,683
                                          ------------------   ------------------
    Net increase in net assets resulting
     from operations....................      13,919,555            15,586,118
                                          ------------------   ------------------
Distributions to shareholders:
    Net realized gain on investments....              --           (10,254,782)
                                          ------------------   ------------------
Capital share transactions (Note C):
  Proceeds from the sale of 1,930,835
   shares issued in rights offering.....      20,636,740                    --
  Proceeds from 14,734 shares issued in
   reinvestment of dividends............              --               208,220
  Offering costs charged to capital.....        (396,250)                   --
                                          ------------------   ------------------
    Net increase in net assets resulting
     from capital share transactions....      20,240,490               208,220
                                          ------------------   ------------------
    Total increase in net assets........      34,160,045             5,539,556
                                          ------------------   ------------------

 NET ASSETS
Beginning of period.....................      65,695,684            60,156,128
                                          ------------------   ------------------
End of period (including undistributed
 net investment income of $802,104 and
 $135,329, respectively)................     $99,855,729          $ 65,695,684
                                          ------------------   ------------------
                                          ------------------   ------------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                    For the Six Months        For the Fiscal Years Ended        For the Period
                                                          Ended                        March 31,                April 10, 1992*
                                                    September 30, 1996      -------------------------------         through
                                                       (unaudited)           1996        1995        1994       March 31, 1993
                                                    ---------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............         $14.18            $13.02      $20.80      $11.83          $13.79**
                                                       ----------           -------     -------     -------     ---------------
Net investment income/(loss)......................           0.15+             0.06       (0.12)      (0.04)           0.06
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions.....................................           2.87+             3.32++     (3.80)       9.09           (1.99)
                                                       ----------           -------     -------     -------     ---------------
Net increase/(decrease) in net assets resulting
 from operations..................................           3.02              3.38       (3.92)       9.05           (1.93)
                                                       ----------           -------     -------     -------     ---------------
Dividends and distributions to shareholders:
  Net investment income...........................             --                --          --       (0.08)          (0.03)
  In excess of net investment income..............             --                --       (0.03)         --              --
  Net realized gains on investments...............             --             (2.22)      (3.83)         --              --
                                                       ----------           -------     -------     -------     ---------------
Total dividends and distributions to
 shareholders.....................................             --             (2.22)      (3.86)      (0.08)          (0.03)
                                                       ----------           -------     -------     -------     ---------------
Dilution due to capital share rights offering.....          (1.99)               --          --          --              --
                                                       ----------           -------     -------     -------     ---------------
Net asset value, end of period....................         $15.21            $14.18      $13.02      $20.80          $11.83
                                                       ----------           -------     -------     -------     ---------------
                                                       ----------           -------     -------     -------     ---------------
Market value, end of period.......................         $12.75           $13.875      $14.75      $19.00          $11.25
                                                       ----------           -------     -------     -------     ---------------
                                                       ----------           -------     -------     -------     ---------------
Total investment return(a)........................          (8.11)%(b)         8.85%      (6.79)%     69.55%         (19.16)%
                                                       ----------           -------     -------     -------     ---------------
                                                       ----------           -------     -------     -------     ---------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)...........        $99,856           $65,696     $60,156     $95,820         $54,493
Ratio of expenses to average net assets, net of
 fee waivers......................................           1.75%(c)          1.76%       1.86%#      2.05%#          2.45%(c)
Ratio of expenses to average net assets, excluding
 fee waivers......................................           2.09%(c)          2.11%       2.13%#      2.05%#          2.45%(c)
Ratio of net investment income/(loss) to average
 net assets.......................................           1.69%(c)          0.39%      (0.62)%     (0.28)%          0.61%(c)
Portfolio turnover rate...........................             34%(d)            55%         69%         73%             50%(d)
Average commission rate per share(e)..............        $0.0001                --          --          --              --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through September 30, 1996.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
# For the calendar year ending December 31,1994, the Brazilian Congress imposed a 0.25% withholding tax on financial transactions. If such tax had not been imposed, the ratio of expenses to average net assets would have been 1.73% for the fiscal year ended March 31, 1995 and 2.02% for the fiscal year ended March 31, 1994, net of fee waivers and 2.00% for the fiscal year ended March 31 1995 and 2.02% for the fiscal year ended March 31, 1994 excluding fee waivers.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been (4.12)% assuming the shareholder did participate in the rights offering.
(c)  Annualized.
(d)  Not annualized.
(e) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The preparation of financial statements requires the use of estimates by management, principally the valuation of non-publicly traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At September 30, 1996, the Fund held 1.86% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,000,000 and fair value of $1,856,250. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1996, the interest rate was 5.3125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

No Brazilian income tax is imposed on capital gains. Through December 31, 1995, a 15% withholding tax was imposed on dividends and interest from stock market investments. Effective January 1, 1996, no Brazilian withholding tax is imposed on dividends paid from post December 31, 1995 earnings.

At March 31, 1996, the Fund had capital loss carryover for U.S. federal income tax purposes of $2,788,751 which expires in 2004.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Costs incurred by the Fund in connection with its organization of $50,000 are being amortized on a straight line basis over a five-year period beginning at the commencement of investment operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended September 30, 1996, BEA earned $530,446 for advisory services, of which BEA waived $134,102. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 1996, BEA was reimbursed $1,830 for administrative services rendered to the Fund.

The First National Bank of Boston, Sao Paulo ("FNBB") serves as the Fund's Brazilian administrator. FNBB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 1996, FNBB earned $44,525 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 1996, BSFM earned $39,293 for administrative services.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,564,840 shares outstanding at September 30, 1996, BEA owned 7,169 shares.

During the six months ended September 30, 1996, the Fund issued 1,930,835 shares in connection with a rights offering of the Fund's shares. Shareholders of record on July 17, 1996 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.09 per share. Shareholders who fully exercised all the rights issued to them in the primary subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Estimated offering costs of $396,250 for expenses attributed to the rights offering were charged to additional paid-in-capital. In addition, the Fund incurred $776,220 in dealer manager and soliciting fees that were netted against the proceeds of the subscription.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996 was $81,429,579. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $18,393,784, was composed of gross appreciation of $21,230,306 for those investments having an excess of value over cost and gross depreciation of $2,836,522 for those investments having an excess of cost over value.

For the six months ended September 30, 1996, purchases and sales of securities, other than short-term obligations, were $46,919,635 and $25,472,447, respectively.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

 NOTE E. CREDIT AGREEMENT

The Fund, along with 17 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 18 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended September 30, 1996.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 22, 1996, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR       WITHHELD    NON-VOTES
-----------------------------------------------------------------------------------  ----------  -----------  ----------
Enrique R. Arzac*                                                                     3,494,030      26,398    1,113,577
Emilio Bassini                                                                        3,494,830      25,598    1,113,577
James J. Cattano                                                                      3,488,324      32,104    1,113,577
Richard Watt                                                                          3,489,037      31,391    1,113,577

--------------
* On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors to eight and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

In addition to the Directors re-elected at the meeting, Peter A. Gordon, George
W. Landau, Daniel Sigg and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending March 31, 1997.

                                                                                FOR        AGAINST     ABSTAIN   NON-VOTES
                                                                             ----------  -----------  ---------  ----------
                                                                              3,500,696       9,034      10,698   1,113,577

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Brazilian Equity Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or

--------------------------------------------------------------------------------
   18

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock of in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1996, BEA managed approximately $31.3 billion in assets. BEA also advises eight other international closed-end funds: The Chile Fund, Inc., The First Israel Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

To request an annual report, or to be placed on the Fund's mailing list, shareholders should call 1-800-293-1232.

 DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

An automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gain distributions in additional shares of the Fund's common stock.

As per the Plan, each shareholder will be automatically reinvested in additional shares of the Fund by The First National Bank of Boston, unless otherwise instructed by the shareholder in writing. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash paid by check in U.S. dollars. Shares registered in street name will be reinvested under the Plan, unless the broker-dealer or other nominee does not provide a dividend reinvestment plan or the shareholder elects to receive their dividends in cash.

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Emilio Bassini        Chairman of the Board of Directors,
                      President and Investment Officer

Enrique R. Arzac      Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director

Martin M. Torino      Director

Daniel Sigg           Director and
                      Senior Vice President

Richard Watt          Director, Senior Vice President and
                      Chief Investment Officer

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

--------------------------------------------------------------------------------